Exhibit 10(n)

TRANSACTION CONFIRMATION DATED DECEMBER 14, 2004
 BETWEEN ATLAS AMERICA, INC. AND UGI ENERGY SERVICES, INC.
D/B/A GASMARK

TRANSACTION CONFIRMATION
FOR IMMEDIATE DELIVERY

Revised EXHIBIT A

Atlas America, Inc.	Date: December 14, 2004 Transaction Confirmation #: ______

This Transaction Confirmation is subject to the Base Contract between Seller and Buyer dated November 13, 2002. The terms of this Transaction Confirmation are binding unless disputed in writing within 2 Business Days of receipt unless otherwise specified in the Base Contract.

SELLER: Atlas America, Inc. 311 Rouser Corp. Moon Twp. PA 15108 Attn: Michael Brecko Phone: 412-262-2830 x126 Fax: 412-262-3927 Base Contract No. ______ Transporter: ______ Transporter Contract Number: ______	**BUYER:** UGI Energy Services, Inc. d/b/a GASMARK 1100 Berkshire Blvd., Suite 305 Wyomissing, PA 19610 Attn: Robert Meder Phone: 610-373-7999 Fax: 610-374-4288 Base Contract No. ______ Transporter: ______ Transporter Contract Number: ______

Contract Price: $______/MMBtu or NYMEX LDS plus $.75 payable on Adjusted Mcf's

Delivery Period: Begin: June 1, 2005 End: March 31, 2007

Performance Obligation and Contract Quantity: (Select One)

Firm (Fixed Quantity):	**Firm (Variable Quantity):**	**Interruptible:**
______ MMBtus/day	2,500 MMBtus/day	Up to ______ MMBtus/day
☐ EFP	subject to Section 4.2. at election of	
	☐ Buyer or ☐ Seller	

Delivery Point(s): Various meters located on Dominion East Ohio's pipeline system

(If a pooling point is used, list a specific geographic and pipeline location):

Special Conditions: Additional wells may be added upon mutual consent of the parties. All gas produced under this agreement shall be produced from wells located within the state of Ohio. Atlas America shall have trigger rights to lock in prices. Adjusted Mcf's are the actual Mcf's at the meter converted to MMBtu's using a conversion factor of 1.109 to get total MMBtu's. The total MMBtu's are converted to Adjusted Mcf's by dividing the MMBtu's by a factor of 1.036. These conversion factors are set by Dominion East Ohio and are subject to change by Dominion East Ohio.

Atlas America has chosen to lock in prices on the volumes produced each month as per the attached "Confirmation of Price Locks".

All volumes sold in excess of the locked in volumes shall continue to be priced as per the pricing clause above.

Seller: Atlas America, Inc.	Buyer: UGI Energy Services, Inc., d/b/a GASMARK
By: ______	By: ______
Title: ______	Title: Vice President, Gas Supply & Risk Management
Date: ______	Date: ______

TRANSACTION CONFIRMATION
FOR IMMEDIATE DELIVERY

Revised EXHIBIT A

Atlas America, Inc.	Date: December 14, 2004 Transaction Confirmation #: ________

This Transaction Confirmation is subject to the Base Contract between Seller and Buyer dated November 13, 2002. The terms of this Transaction Confirmation are binding unless disputed in writing within 2 Business Days of receipt unless otherwise specified in the Base Contract.

SELLER:	BUYER:
Atlas America, Inc. 311 Rouser Corp. Moon Twp. PA 15108 Attn: Michael Brecko Phone: 412-262-2830 x126 Fax: 412-262-3927 Base Contract No. ________ Transporter: ________ Transporter Contract Number: ________	UGI Energy Services, Inc. d/b/a GASMARK 1100 Berkshire Blvd., Suite 305 Wyomissing, PA 19610 Attn: Robert Meder Phone: 610-373-7999 Fax: 610-374-4288 Base Contract No. ________ Transporter: ________ Transporter Contract Number: ________

Contract Price: $_____/MMBtu or NYMEX LDS plus $.385 per Dth

Delivery Period: Begin: April 1, 2006 End: March 31, 2007

Performance Obligation and Contract Quantity: (Select One)

Firm (Fixed Quantity):	**Firm (Variable Quantity):**	**Interruptible:**
______ MMBtus/day	20,000 MMBtus/day	Up to ______ MMBtus/day
☐ EFP	subject to Section 4.2. at election of	
	☐ Buyer or ☐ Seller	

Delivery Point(s): Texas Eastern Meter Number 73133, Station Name of Prah and the Joseph Meter in Market area M2

(If a pooling point is used, list a specific geographic and pipeline location):

Special Conditions: Additional wells may be added upon mutual consent of the parties. All gas produced under this agreement shall be produced from wells located within the Commonwealth of Pennsylvania. Atlas America shall have trigger rights to lock in prices.

Atlas America has chosen to lock in prices on the volumes produced each month as per the attached "Confirmation of Price Locks".

All volumes sold in excess of any locked in volumes shall continue to be priced as per the pricing clause above.

Seller: Atlas America, Inc.	Buyer: UGI Energy Services, Inc., d/b/a GASMARK
By: ________	By: ________
Title: ________	Title: Vice President, Gas Supply & Risk Management
Date: ________	Date: ________